UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 31, 2022

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2022, Kaman Corporation (the “Company”), the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, entered into an amendment (“Amendment No. 2”), to the Second Amended and Restated Credit and Guaranty Agreement (“Second Amended and Restated Credit Agreement”), dated as of December 13, 2019, by and among the Company, the subsidiary borrowers and lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and as Collateral Agent.

Pursuant to Amendment No. 2, the Second Amended and Restated Credit Agreement was amended to, among other things, (i) adjust the Total Net Leverage Ratio financial covenant set forth therein in anticipation of the consummation of the Company’s previously announced acquisition of Parker-Hannifin Corporation’s aircraft wheel and brake division (the “Transaction”), which adjustments also reset the Total Net Leverage Ratio financial covenant from and after consummation of the Transaction, (ii) adjust the definitions of “permitted acquisition” and “pro forma” set forth therein to take into account the adjustments to the financial covenant described in clause (i) above, and (iii) adjust the “limited condition acquisition” provisions set forth therein to allow the Company to elect to test compliance with certain conditions to the consummation of an acquisition under the Second Amended and Restated Credit Agreement, as applicable to the Transaction, after giving effect to the adjustments described in clauses (i) and (ii) above, which election may be effective retroactively to the date that the Company entered into the acquisition agreement for the Transaction.

The foregoing description of Amendment No. 2 is a summary and is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit	Description
10.1	Amendment No. 2, dated as of May 31, 2022, by and among Kaman Corporation and JPMorgan Chase Bank, N.A., as Administrative Agent.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ James G. Coogan
James G. Coogan
Senior Vice President and Chief Financial
Officer

Date: May 31, 2022